SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]	Preliminary Proxy Statement	[_]	Soliciting Material Under Rule
[_]	Confidential, For Use of the		14a-12
Commission Only (as permitted
by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials

Asia Pacific Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

THE ASIA PACIFIC FUND, INC.
GATEWAY CENTER THREE
NEWARK, NEW JERSEY 07102-4077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on September 2, 2004 (the Meeting), at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street-33rd Floor, New York, New York 10004, for the following purposes:

1.	To elect three Directors.

2.	To consider and act upon any other business as may properly come before the Meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on July 8, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

Deborah A. Docs
Secretary
Dated: August 2, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

THE ASIA PACIFIC FUND, INC.
GATEWAY CENTER THREE
NEWARK, NEW JERSEY 07102-4077

PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on September 2, 2004 (the Meeting) at 9:00 a.m., at the offices of Sullivan & Cromwell LLP, 125 Broad Street-33rd Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed on or about August 2, 2004 to stockholders of record. The Fund will furnish its most recent annual report without charge to a stockholder upon request to Deborah A. Docs at the Fund’s address stated above or by calling (toll-free) Citigate Financial Intelligence, the Fund’s shareholder servicing agent, at 1-(888) 4-ASIA-PAC.

     If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you return your signed proxy without instruction, your shares will be voted (i) for the election of three Directors and (ii) at the discretion of the persons named as Proxies, on any other matter that may properly come before the Meeting or any postponement or adjournment thereof. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

     Approval of the election of three directors requires the affirmative vote of a majority of the outstanding shares of the Fund. If sufficient votes to elect Directors are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy and voting on the item. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the election, unless directed to vote against the Board of Directors’ recommendation with respect to the election, in which case such shares will be voted against the proposed adjournment.

     The Fund intends to treat properly executed proxies that are marked “withhold authority” as “present” for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, however, such abstentions do not constitute a vote “for” or “against” a matter, but will have the effect of a negative vote.

     The close of business on July 8, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,344,073 shares of common stock outstanding and entitled to vote. The presence in person or by proxy of the holders of one-third of the shares of common stock entitled to be cast at the meeting shall constitute a quorum.

     The Investment Manager of the Fund is Baring Asset Management (Asia) Limited, 1901 Edinburgh Tower, 15 Queen’s Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of PI. In addition, the Fund’s Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Georgeson Shareholder Communications Inc. as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is $4,500 in fees, plus out-of-pocket expenses, and will be borne by the Fund.

ELECTION OF DIRECTORS
(Proposal No. 1)

     The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

     At the Meeting, three Class III Directors will be elected to serve for the ensuing three years, ending in 2007, and until their successors have been duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Brennan, Gunia and Sibley (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class III nominees is currently a Class III Director of the Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund’s Directors were previously elected by stockholders.

     Article III, Section 2(c) of the Fund’s Bylaws (the “Qualification Bylaw”) requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial connection of a type specified with any country in the Asia Pacific region in which the Fund may make equity investments, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or administrator (or any of their affiliates). The Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Qualification Bylaw requirements.

MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” The “Fund Complex” consists of the Fund and any other investment companies managed by the Investment Manager.

Class III Directors*

(Nominees for Re-election for Term Expiring 2007)

Number of
		Term of		Portfolios in
		Office*		Fund Complex	Other Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen by	Held by the
Name, Address*** and Age	With Fund	Time Served	During Past 5 Years	Director	Director****

Independent Director

Nicholas T. Sibley (66)	Director	Since 2001	Fellow of the Institute	1	Chairman of
	(Class III*)		of Chartered Accountants		Aquarius
			in England and Wales.		Platinum Ltd.

Interested Directors

David J. Brennan (46)**	Director	Since 1990	Chairman and Chief Executive	1	—
	(Class III*)		Officer, Baring Asset
Management Holdings Limited;
Chairman, Baring Asset
Management Holdings, Inc.;
Chairman and Chief Executive
Officer, Baring Asset
Management Ltd.; Chairman,
Baring Asset Management
(Asia), Ltd.; Chairman, Barings
(Guernsey) Ltd.; Chairman,
Baring Asset Management, Inc.;
Chairman and Chief Executive
Officer, Baring International
Investment Ltd.; Non-Executive
Director, Baring Asset
Management (Japan) Ltd.

Robert F. Gunia (57)**	Vice	Since 1988	Chief Administrative Officer	1	Director of 178
	President,		(since June 1999) and Executive		funds in the
	Director and	Since 1989	Vice President (since January 1996),		Prudential
	Treasurer	Since 1999	PI; President (since April 1999),		Mutual Fund
	(Class III*)		Prudential Investment		Complex.
Management Services LLC (PIMS);
Corporate Vice President (since
September 1997), The Prudential
Insurance Company of America
(Prudential); Director, Executive Vice
President and Chief Administrative
Officer (since May 2003) of American
Skandia Investment Services, Inc.,
American Skandia Advisory Services,
Inc., and American Skandia Fund
Services, Inc.; Executive Vice President
(since March 1999) and Treasurer (since
May 2000) of Prudential Mutual Fund
Services LLC; and Vice President of 178
funds in the Prudential Mutual Fund
complex.

Other Directors

				Number of
		Term of		Portfolios in
		Office*		Fund Complex	Other Directorships
	Position(s)	and Length of	Principal Occupation(s)	Overseen by	Held by the
Name, Address*** and Age	With Fund	Time Served	During Past 5 Years	Director	Director****

Independent Directors

Robert H. Burns (75)	Director	Since 1986	Chairman, Robert H. Burns	1	—
	(Class II*)		Holdings Limited (an investment
			business), Hong Kong. Formerly,
			Chairman and Chief Executive
			Officer, Regent International
			Hotels Limited, Hong Kong.

Olarn Chaipravat (59)	Director	Since 1986	Formerly, President and	1	—
	(Class I*)		Chief Executive Officer
			(October 1992-January 1999),
			Director and Senior Executive
			Vice President (July 1990-
			September 1992) and Senior
			Executive Vice President
			(September 1987-June 1990),
			The Siam Commercial Bank,
			Public Company Limited,
			Thailand.

Michael J. Downey (60)	Director and	Since 1986	Private Investor. Formerly,	1	Trustee, The
	Chairman	Since 1999	Managing Partner, Lexington		Merger Fund.
	(Class I*)		Capital LLC (1997-2004).

Douglas Tong Hsu (60)	Director	Since 1986	Chairman and Chief	1	—
	(Class II*)		Executive Officer, Far Eastern
			Textile Ltd., Taiwan.

David G. P. Scholfield	Director	Since 1988	Managing Director, Hong Kong	1	—
(60)	(Class II*)		(since May 1998), The Bank
			of Bermuda Limited.

*	The Fund’s Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire; current Class I, II and III directorships expire in 2005, 2006, and 2004, respectively. In addition, the Board of Directors has adopted a retirement policy that calls for the retirement of any Director at the end of the term during which the director attains the age of 75.

**	Mr. Brennan is an “interested” Director, as defined in the 1940 Act, because of his employment with the Investment Manager, and Mr. Gunia is an “interested” Director because he is an officer of the Fund.

***	The address of the Directors and Officers is: c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
****	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (the Exchange Act) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

     The Fund pays each of its Directors who is not an interested person (as defined in the 1940 Act) of the Investment Manager or PI an annual fee of US$10,000, plus US$1,000 for each Board meeting attended. In addition, members of the Audit Committee receive US$1,250 for each Audit Committee meeting attended, and members of the Nominating Committee receive US$750 for each meeting of the Nominating Committee attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors and officers attending board meetings for their out-of-pocket travel expenses. The Board of Directors does not have a compensation committee.

     The following table sets forth the aggregate compensation paid to the Directors by the Fund and the aggregate compensation paid to Directors for service on the Fund’s board and that of all other registered investment companies managed by the Investment Manager (Fund Complex) during the Fund’s fiscal year ended March 31, 2004.

Director Compensation Table

				Total
		Pension or		Compensation
		Retirement		From Fund
	Aggregate	Benefits Accrued	Estimated Annual	and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid
Name	From Fund	Expenses	Retirement	to Directors

Independent Directors
Robert Burns	$13,500	None	N/A	$13,500
Olarn Chaipravat	10,000	None	N/A	10,000
Michael J. Downey	17,500	None	N/A	17,500
Douglas Tong Hsu	10,000	None	N/A	10,000
David G. P. Scholfield	15,000	None	N/A	15,000
Nicholas T. Sibley	15,000	None	N/A	15,000
Interested Directors
David J. Brennan	—	None	N/A	—
Robert F. Gunia	—	None	N/A	—

Director Share Ownership Tables

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the “Family of Investment Companies”* as of May 31, 2004.

Aggregate Dollar Range
of Equity Securities in
	Dollar Range of	All Funds Overseen By
	Equity Securities	Director in Family of
Name of Director	in the Fund	Investment Companies

Independent Directors
Robert Burns	none	none
Olarn Chaipravat	none	none
Michael J. Downey	over $100,000	over $100,000
Douglas Tong Hsu	none	none
David G. P. Scholfield	over $100,000	over $100,000
Nicholas T. Sibley	none	none

Interested Directors
David J. Brennan	none	none
Robert F. Gunia	$10,001 – $50,000	$10,001 – $50,000

*	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser as the Fund and hold themselves out to investors as related companies for purposes of investment and investor services.

     As of May 31, 2004, the Directors and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of the Fund.

     None of the Independent Directors nor any of their Immediate Family Members owns any securities, beneficially or of record, in the Investment Manager or persons (other than registered investment companies) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Investment Manager as of May 31, 2004. The term “Immediate Family Member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended.

Committees of the Board of Directors

     The Board of Directors has established a separately designated Audit Committee to oversee the accounting and financial reporting processes of the Fund and audits of its annual financial statements. The Audit Committee operates pursuant to a written charter that the Board of Directors has adopted, a copy of which is set forth as Exhibit A. With respect to the Fund’s fiscal year ended March 31, 2004, the Audit Committee made recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviewed with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund’s financial operations. In accordance with Independence Standards Board Standard No. 1, Ernst & Young LLP (“E&Y”), the Fund’s independent accountants, have confirmed to the Audit Committee that they are independent accountants with respect to the Fund.

     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent accountants. The Fund’s Audit Committee policies and procedures also require pre-approval of any audit and non-audit services to be provided to the Investment Manager or any entity controlling, controlled by, or under common control, with the Investment Manager (“Service Affiliate”) to the extent that these services are directly related to the operations and financial reporting of the Fund. In considering the independence of E&Y, the Audit Committee was informed that E&Y did not furnish any non-audit services to the Investment Manager or any Service Affiliate.

     Audit Fees. E&Y audited the annual financial statements of the Fund for its fiscal year ended March 31, 2004, and the audit fee for this fiscal year was $44,000.

     No Other Fees Payable to E&Y. During the Fund’s last fiscal year, E&Y did not receive any Audit-Related Fees, Tax Fees or any other fees for services to the Fund or the Investment Manager or any Service Affiliate.

The report of the Audit Committee, dated May 19, 2004, is attached to this proxy statement as Exhibit B.

     The Audit Committee consists of the following Independent Directors: Messrs. Burns, Downey, Scholfield and Sibley. Such members are also “independent” as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met three times during the fiscal year ended March 31, 2004.

     The Board of Directors also has a Nominating Committee. The Nominating Committee consists of certain of the Fund’s Independent Directors, namely, Messrs. Burns, Downey and Scholfield. The Nominating Committee met once during the fiscal year ended March 31, 2004. The Fund’s Board of Directors has adopted a charter for its Nominating Committee, a copy of which is attached as Exhibit C. Pursuant to the charter, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also determines whether candidates satisfy the qualifications set forth in the Qualification Bylaw and any other standards or qualifications it may set for Directors. The Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund’s investment manager or administrator, Fund stockholders and other sources the Nominating Committee deems appropriate.

     The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of the Fund’s outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the Fund, to the attention of the Secretary, at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

     The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, expertise, the candidate’s satisfaction of the Qualification Bylaw, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as an Independent Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in Appendix A to Exhibit C.

     The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, as the case may be, c/o the Compliance Officer. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director, as the case may be.

     There were three regularly scheduled meetings of the Fund’s Board of Directors for the fiscal year ended March 31, 2004. For the fiscal year ended March 31, 2004, all Directors other than Messrs. Chaipravat and Hsu attended at least 75% of the aggregate of the total number of meetings of the Board of Directors, the Audit Committee and the Nominating Committee, as applicable. The Fund does not have a policy that requires a Director to attend the Fund’s annual meeting of stockholders. Mr. Downey, Chairman of the Board, attended the prior year’s annual meeting of stockholders.

     Certain Directors of the Fund, including two of the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

     The executive officers of the Fund, other than as shown above, are Ronald G. M. Watt, President, having held such office since May 1998; Deborah A. Docs, Secretary, since September 1998, and Assistant Secretary from November 1989 to September 1998; William V. Healey, Assistant Secretary, since June 2004; and James D. Kelly, Assistant Treasurer, since September 2003. Mr. Watt is 57 years old and is a Director of the Institutional Group of Baring Asset Management Limited and ICSC Limited (since 2003), a consulting company, and President of the Greater China Fund, Inc. (since 1998); Ms. Docs is 46 years old and is a Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary of PI and Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. Mr. Healey is 51 years old and is Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of PI; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of PIMS; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; and Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company. Mr. Kelly is 36 years old and is a Director (since May 2004) and a Manager (1999-May 2004) within Prudential Mutual Fund Administration. Except as indicated in the director share ownership table, as of May 31, 2004, none of the officers of the Fund owned any shares of the Fund.

     The Audit Committee of the Board of Directors has appointed, and a majority of directors who are not “interested persons” of the Fund (as defined in the 1940 Act) has ratified, E&Y to continue as the independent accountants of the Fund for the fiscal year ending March 31, 2005. The firm of E&Y has extensive experience in invest-

ment company accounting and auditing. It is not expected that a representative of E&Y will be present at the Meeting to make a statement or respond to questions.

     As of May 31, 2004, to the best of the Fund’s knowledge, no person is a beneficial owner of more than 5% of the Fund’s shares.

OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their discretion in the interests of the Fund.

STOCKHOLDER PROPOSALS

     The deadline for submitting stockholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s Annual Meeting of Stockholders in 2005 is April 4, 2005. Any stockholder proposal that is intended to be presented at such Annual Meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no earlier than April 4, 2005 and no later than May 4, 2005. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next Annual Meeting in accordance with the Fund’s Advance Notice Bylaw. The mere submission of a proposal or notice of proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such Annual Meeting because certain federal rules and the Fund’s Advance Notice Bylaw, respectively, must be complied with before consideration of the proposal is required.

Dated: August 2, 2004	Deborah A. Docs
Secretary

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

THE ASIA PACIFIC FUND, INC.
(the “Company”)

     AUDIT COMMITTEE CHARTER
(as amended and restated on January 20, 2004)

  Composition of the Audit Committee: The Audit Committee shall be composed of at least three directors, each of whom is not an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 and is otherwise “independent” under the rules of the New York Stock Exchange, Inc. and Rule 10A-3 under the Securities Exchange Act of 1934 (the “1934 Act”). The Board of Directors (the “Board”) shall determine that each member is “financially literate,” and that one member of the Audit Committee has “accounting or related financial management expertise,” as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an “audit committee financial expert,” as defined by the Securities and Exchange Commission (the “SEC”). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

The Board shall designate one member of the Audit Committee as its chairperson.

  Committee Purposes:

The purposes of the Audit Committee are to:

1.	assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors; and

2.	prepare an audit committee report as required by the SEC for inclusion in the Company’s annual proxy statement.

The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other pro-

cedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Company’s annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any non-audit services provided by the auditors to the Company, to the Company’s investment adviser or any entity in a control relationship with the investment adviser, or to the Company’s administrator or custodian (including sub custodians).

The independent auditors shall submit to the Audit Committee annually a formal written statement (the “Auditors’ Statement”) describing: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the (a) Company, (b) the Company’s investment adviser, and (c) any entity in a control relationship with the investment adviser, whether or not it provides services to the Company, including at least the matters set forth in Independence Standards Board No. 1. The description of relationships should include a description of the non-audit services, including the fees associated therewith, that were not pre-approved by the Company’s Audit Committee.

The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company’s annual financial statements or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company’s financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service. The statement as to (ii), (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company, (b) the Company’s investment adviser, and (c) any entity in a control relationship with the investment adviser that provides ongoing services to the Company.

  Committee Meetings:

The Audit Committee shall meet semi-annually or more frequently if circumstances dictate, to discuss with management and the independent auditors the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with management and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company’s independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by which all persons participating in the meeting can hear each other.

  Committee Duties and Powers:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

  with respect to the independent auditors,
(i)	to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to ratification by the Board members who are not interested persons;

(ii)	to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall report directly to the Audit Committee.

(iii)	to pre-approve, or to adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditors, including applicable non-audit services provided to the Company’s investment adviser and any entity in a control relationship with the investment adviser that provides ongoing services to the Company that relate directly to the operations and financial reporting of the Company;

(iv)	to ensure that the independent auditors prepare and deliver annually an Auditors’ Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company’s independent auditors;

(v)	to obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any “management” letter or schedule of unadjusted differences;

(vi)	to review and evaluate the qualifications, performance and independence of the independent auditors, as well as the lead partner of the independent auditors;
(vii)	to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

(viii)	to take into account the opinions of management in assessing the independent auditors’ qualifications, performance and independence;
  with respect to accounting principles and policies, financial reporting and internal control over financial reporting,
(i)	to advise management and the independent auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting, including, without limitation, significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

(ii)	to consider any reports or communications (and management’s and/or applicable service providers’ responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

•	deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;
•	consideration of fraud in a financial statement audit;
•	detection of illegal acts;
•	the independent auditors’ responsibility under generally accepted auditing standards;
•	any restriction on audit scope;
•	significant accounting policies;
•	management judgments and accounting estimates;
•	any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);
•	the responsibility of the independent auditors for other information in documents containing audited financial statements;
•	disagreements with management;
•	consultation by management with other accountants;
•	major issues discussed with management prior to retention of the independent auditors;

	•	difficulties encountered with management in performing the audit;
	•	the independent auditors’ judgments about the quality of the entity’s accounting principles; and
	•	reviews, if any, of interim financial information conducted in accordance with generally accepted auditing standards by the independent auditors;
(iii)	to meet with management, the independent auditors and, if appropriate, the relevant service providers:
	•	to discuss the scope of the annual audit;
	•	to discuss the annual audited financial statements;
•	to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, relevant service providers or the independent auditors, relating to the Company’s financial statements;

•	to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

	•	to discuss any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Company;
	•	to review the form of opinion the independent auditors propose to render to the Board and stockholders;
•	to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

	•	to discuss allocations of expenses between the Company and other entities;
	•	to discuss the Company’s compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;
	•	to discuss with management and the independent auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services; and
•	to discuss with independent auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management’s adherence to such procedures and the adequacy of supporting documentation;

(iv)	to inquire of the Company’s chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or service providers that have a significant role in the Company’s internal control over financial reporting;

(v)	to discuss with management and any relevant service providers the semi-annual financial statements at the next Audit Committee meeting following their issuance;

(vi)	to discuss guidelines and policies governing the process by which management of the Company and the relevant service providers of the Company assess and manage the Company’s exposure to risk, and to discuss the Company’s most significant financial risk exposures and the steps management has taken to monitor and control such exposures;

(vii)	to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the 1934 Act, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the 1934 Act;

(viii)	to discuss with the respective counsel for the Company and the investment adviser any significant legal, compliance or regulatory matters that may have a material effect on the Company’s business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;

	(ix)	to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

	(x)	to consider any reports concerning material violations submitted to the Audit Committee by the Company’s Chief Legal Officer, Chief Executive Officer, counsel for service providers or outside counsel pursuant to the SEC attorney professional responsibility rules, any service provider’s attorney reporting policy (which may be broader than the SEC rules) or otherwise and determine what action or response is necessary or appropriate; and

	(xi)	to review policies of the investment adviser and the administrator for hiring employees or former employees of the independent auditors whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

3.	with respect to reporting, recommendations and other matters,

	(i)	to provide advice to the Board in selecting the principal accounting officer of the Company;

	(ii)	to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement;

(iii) to prepare and issue the evaluation required under “Performance Evaluation” below; and

(iv) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.	Delegation to Subcommittee:

The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized the Committee’s chairperson (or any other Committee member to whom this responsibility has been delegated) to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals do not exceed the limit set forth in the Audit Committee preapproval procedures and are reported to the Audit Committee at its next scheduled meeting.

VI.	Performance Evaluation:

The Audit Committee shall prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee’s charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

VII.	Resources and Authority of the Audit Committee:

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

1.	Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

2.	Compensation to any advisors employed by the Audit Committee; and

3.	Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Exhibit B

THE ASIA PACIFIC FUND, INC.
(the “Fund”)

AUDIT COMMITTEE REPORT

     The Audit Committee operates pursuant to a charter that was last amended and restated by the Board on January 20, 2004 (the “Charter”), a copy of which is attached as Appendix A to this proxy statement. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund’s financial statements; (ii) the Fund’s compliance with legal and regulatory requirements; (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors; and 2) prepare this report. As set forth in the Charter, management of the Fund, and applicable service providers, are responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the effectiveness of internal control over financial reporting. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a proper audit of the Fund’s annual financial statements.

     In performing its oversight function, the Committee has considered and discussed with management and the independent auditors the Fund’s audited financial statements for its fiscal year ended March 31, 2004. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditors to the Fund’s investment adviser or to any entity controlling, controlled by or under common control with the Fund’s investment adviser that provides ongoing services to the Fund is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent auditors the auditors’ independence.

     The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund’s independent auditors are in fact “independent.”

     The Audit Committee met on May 19, 2004 to consider and discuss the financial statements as of and for the fiscal year ended March 31, 2004 with management and the independent auditors.

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund’s Annual Report to Stockholders for its fiscal year ended March 31, 2004.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF DIRECTORS

Robert H. Burns
Michael J. Downey
David G. P. Scholfield
Nicholas T. Sibley

Dated: May 19, 2004

Exhibit C

THE ASIA PACIFIC FUND, INC.

NOMINATING COMMITTEE CHARTER
(Adopted as of June 11, 2004)

The Board of Directors (“Board”) of The Asia Pacific Fund, Inc. (“Fund”) has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of the Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund’s Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors, (iv) to determine whether candidates satisfy the qualifications set forth in Article III, Section 2(c) of the Fund’s Bylaws (“Qualification Bylaw”) and (v) to set any other necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund’s Bylaws, but in any event not less than two Directors. The Committee must consist entirely of Board members (“Independent Directors”) who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Committee meetings shall be held in accordance with the Fund’s Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund’s Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director Nominees

The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; (viii) the candidate’s satisfaction of the Qualification Bylaw; and (ix) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Fund’s investment manager or administrator, (iv) the Fund’s stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

Appendix A

Procedures for the Nominating Committee’s Consideration of
Candidates Submitted by Stockholders
(As of June 11, 2004)

A candidate for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	A stockholder or group of stockholders (referred to in either case as a “Nominating Stockholder”) that, individually or as a group, has beneficially owned at least 5% of the Fund’s common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2.	The Nominating Stockholder must submit any such recommendation (a “Stockholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to stockholders in connection with the previous year’s annual meeting.

4.	The Stockholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (F) information sufficient for the Committee to determine that the candidate satisfies the Qualification Bylaw, and (G) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the Nominating Stockholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. “Associated Person of the Nominating Stockholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (v).

5.	The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

THE ASIA PACIFIC FUND, INC.

GATEWAY CENTER THREE
NEWARK, NEW JERSEY 07102-4077

Proxy for the Annual Meeting of Stockholders, September 2, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of The Asia Pacific Fund, Inc. hereby appoints James D. Kelly and Jeffrey A. Byer as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on July 8, 2004 at the Annual Meeting of Stockholders to be held on September 2, 2004, or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

[X]	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION
THE ASIA PACIFIC FUND, INC.	OF DIRECTORS.
	1.	Election of Directors.
Class III (Term Expiring in 2007)
(01) David J. Brennan
(02) Robert F. Gunia
(03) Nicholas T. Sibley
			FOR ALL NOMINEES	[ ]	WITHHOLD FROM ALL NOMINEES	[ ]

		[ ]	______________________________ For all nominees except as noted above

	Mark box at right if an address change has been noted on the reverse side of this card.						[ ]

Please be sure to sign and date this Proxy.

Stockholder sign here: _________________________________________	Date: ____________	Co-owner sign here: _________________________________________	Date: ____________